Exhibit 10.1

MEMBERSHIP INTEREST PLEDGE AGREEMENT

This MEMBERSHIP INTEREST PLEDGE AGREEMENT (this “Agreement”) dated as of October 17, 2007, is entered into by ADVANCED BIOENERGY, LLC, a Delaware limited liability company (“Pledgor”), in favor of the Secured Party (as defined below).

RECITALS

A.            Concurrently herewith, Pledgor is entering into a Secured Term Loan Note dated of even date herewith (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Note”) among Pledgor, as borrower, and PJC Capital LLC, a Delaware limited liability company (the “Secured Party”), as lender, pursuant to which the Secured Party has agreed to extend certain loans of money (the “Loans”) to Pledgor on the terms and subject to the conditions set forth in the Note and the other Loan Documents.

B.            Pledgor is the record and beneficial owner of 100.0% of the outstanding membership interests in ABE Fairmont, LLC, a Delaware limited liability company (the “Company”) as set forth on Exhibit A attached hereto, which Exhibit is incorporated herein by this reference and may be amended or supplemented pursuant to the terms of this Agreement.

C.            The Secured Party is willing to make, extend and maintain the Loans to Pledgor on and after the date of the Note, but only upon the condition, among others, that Pledgor shall have executed this Agreement and delivered this Agreement and the Pledged Collateral (as defined below) to the Secured Party.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Pledgor hereby represents, warrants, covenants and agrees as follows:

ARTICLE I

DEFINITIONS

1.1          Definitions. All capitalized terms used but not defined herein shall have the respective meanings given to them in the Note. In addition, the following terms shall have the following meanings:

“Operating Agreement” means the Limited Liability Company Agreement of the Company dated as of September 25, 2006, as amended by that Amendment to Limited Liability Company dated as of October 4, 2007 (as the same may be amended, supplemented, and restated or otherwise modified and in effect from time to time, as permitted hereunder), by and between the Company and Pledgor as the sole member.

“Pledged Collateral” has the meaning set forth in Section 2.1, below.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

1.2          UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.

ARTICLE II

PLEDGE

2.1          Pledge and Grant Of Security Interest. As security for the full, complete and final payment and performance when due (whether at stated maturity, by accelerations or otherwise) of the Obligations under the Note and the other Loan Documents and any and all other debts, liabilities and reimbursement obligations, indemnity obligations and other obligations for monetary amounts (including reimbursement and indemnity obligations), fees, expenses, costs or other sums (including attorneys’ fees and expenses) chargeable to Pledgor under or pursuant to any of the Loan Documents (collectively, the “Secured Obligations”), Pledgor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party, and hereby grants to the Secured Party, a security interest in and to all of Pledgor’s right, title and interest in, to and under each of the following, whether now existing or hereafter acquired (all of which being hereinafter collectively called the “Pledged Collateral”):

(a)           the Operating Agreement and all membership interests and the certificates representing such interests now owned or hereafter acquired by Pledgor in the Company, whether as a result of exchange offers, direct investments or contributions or otherwise,  including Pledgor’s rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Company (including specific properties of the Company upon dissolution and otherwise), in respect of all such membership interests;

(b)           all additional Equity Interests, including shares of capital stock or other equity securities in or of the Company and voting trust certificates from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares; and

(c)           The rents, issues, profits, returns, income, allocations, distributions and proceeds of and from any and all of the foregoing.

Pledgor hereby agrees to cause the Company to register pursuant to the UCC the pledge of the membership interests covered in this Section 2.1.

2.2          Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall:

(a)           remain in full force and effect until the Payment in Full of the Secured Obligations;

(b)           be binding upon Pledgor and its successors, transferees and assigns; and

(c)           inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party.

Upon the Payment in Full of the Secured Obligations, the security interest granted herein shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination, the Secured Party then shall, at Pledgor’s sole expense, deliver to Pledgor, without any representations, warranties or recourse of any kind whatsoever, any and all certificates and instruments representing or evidencing Pledgor’s interest in the Company that had been previously delivered by Pledgor to the Secured Party, together with all other Pledged Collateral held by the Secured Party hereunder, and execute and deliver to Pledgor, at Pledgor’s sole expense, such documents as Pledgor shall reasonably request to evidence such termination.

2.3          No Assumption. This Agreement is executed and delivered to the Secured Party for collateral security purposes only. Notwithstanding anything herein to the contrary:

(a)           Pledgor shall remain liable under the contracts and agreements included in the Pledged Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

(b)           the exercise by the Secured Party of any of its rights hereunder shall not release Pledgor from any of its duties or obligations under any such contracts or agreements included in the Pledged Collateral; and

(c)           the Secured Party shall not have any obligation or liability under any such contracts or agreements included in the Pledged Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, and the Secured Party shall not hereunder or otherwise (i) assume any obligation or liability under or in connection with the Operating Agreement to any Person, and any such assumption is hereby expressly disclaimed, or (ii) be deemed to be, or otherwise have the duties or responsibilities of, a member or a managing member vested with the powers and responsibilities of the management of the Company.

2.4          Distributions Under Operating Agreement. Unless and until a Default or an Event of Default has occurred and is continuing, Pledgor shall be entitled to receive any and all distributions on account of its membership interests in the Company to the extent entitled thereto under the Operating Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1          Representations And Warranties. Pledgor hereby represents and warrants to the Secured Party, as at the date of each pledge and delivery hereunder by Pledgor to the Secured Party of any Pledged Collateral, as set forth in the following Sections 3.1(a) through 3.1(q), inclusive.

(a)           Organization. Pledgor is duly formed and validly existing under the laws of the State of Delaware and has full power and authority to enter into and perform its obligations under this Agreement.

(b)           Capacity; Due Authorization; Non-Contravention. The execution, delivery and performance by Pledgor of this Agreement and each other Loan Document executed or to be executed by it have been duly authorized by all necessary action, and do not contravene its organizational documents; and in each case do not:

(i)            contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting Pledgor; or

(ii)           result in, or require the creation or imposition of, any Lien on any of Pledgor’s properties except as contemplated hereby.

(c)           Binding Obligations. This Agreement constitutes, and each other Loan Document executed by Pledgor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with their respective terms, except as enforcement hereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)           Filing. No presently effective UCC financing statement covering any of the Pledged Collateral is on file in any public office, except for UCC financing statements in favor of the Secured Party.

(e)           Ownership; No Liens. Pledgor is the legal and beneficial owner of, and has all rights and good title to (and has full right and authority to pledge and assign) all Pledged Collateral pledged by Pledgor hereunder, free and clear of all adverse claims or other Liens, except the Lien granted herein to the Secured Party.

(f)            Operating Agreement. Pledgor has furnished to the Secured Party a true and correct copy of the Operating Agreement and all amendments thereto, which Operating Agreement, as so amended, constitutes the valid, binding and enforceable obligation of all parties thereto, sets forth the entire agreement of the parties thereto with respect to the subject matter thereof, has not been further amended or modified (except as permitted under Section 4.8 hereof) and remains in full force and effect.

(g)           Membership Interests. Pledgor owns 100% of the membership interests in the Company and in the Company’s profits, and there are no other members of the Company other than Pledgor, all as set forth in Exhibit A.

(h)           Certificate; Operating Agreement. The interest of Pledgor in the Company is represented by such certificates or instruments (together with all necessary instruments of transfer or assignment, duly executed in blank) as have been delivered to the Secured Party or the Secured Party’s designated bailee and are held in its possession. The Operating Agreement provides that any membership interests, units or limited liability company interests in the Company are securities governed by Article 8 of the UCC and the Company has not otherwise “opted-out” of Article 8 of the UCC.

(i)            Performance Of Obligations. Pledgor has performed all of its material obligations to date under the Operating Agreement.

(j)            Compliance With Securities Laws. The offering and sale of all units of membership interests in the Company have been conducted, in all material respects, in compliance with all applicable state and federal securities laws and regulations and, without limiting the generality of the foregoing, no offering document furnished, to any member in connection therewith contained, any misstatement of a material fact or omitted, to state any fact necessary to make such document not materially misleading.

(k)           Information. All information with respect to the Pledged Collateral set forth in any schedule, certificate or other writing at any time furnished by Pledgor to the Secured Party, and all other written information at any time furnished by Pledgor to the Secured Party, is and shall be true and correct in all material respects as of the date furnished.

(l)            Records. The address of the location of the records of Pledgor concerning the Pledged Collateral and the address of Pledgor’s principal place of business and chief executive office is set forth in Schedule I to this Agreement.

(m)          Authorization; Approval. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority, or any other Person is required either:

(i)            for the pledge by Pledgor of any Pledged Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by Pledgor; or

(ii)           for the exercise by the Secured Party of (a) the voting or other rights provided for in this Agreement, or (b) the remedies in respect of the Pledged Collateral pursuant to this Agreement, except, in the case of this clause (ii)(b), as may be required in connection with a disposition of such Pledged Collateral by laws affecting the offering and sale of securities generally, or as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and regulations issued relating thereto.

(n)           Litigation. To Pledgor’s knowledge, there is no claim, investigation, action, suit or proceeding affecting either of Pledgor or the Company pending or overtly threatened by or before any court, arbitrator or Governmental Authority which could with reasonable likelihood have a material adverse effect on the ability of Pledgor to perform its obligations under this Agreement.

(o)           No Offset or Defense. The Secured Obligations are not subject to any offset or defense of any kind against the Secured Party or the Company.

(p)           Continuation of Representations and Warranties. Pledgor covenants, warrants and represents to the Secured Party that all representations and warranties contained in this Agreement shall be true, accurate and complete in all material respects at the time of Pledgor’s execution of this Agreement and, shall continue to be true, accurate and complete in all material respects until the Secured Obligations have been Paid in Full.

ARTICLE IV

COVENANTS

4.1          Protect Pledged Collateral; Further Assurances. Pledgor shall not sell, assign, transfer, pledge or otherwise encumber the Pledged Collateral in any manner (except for the pledge granted herein to the Secured Party), except to the extent permitted by the Note. Pledgor shall warrant and defend the right and title granted by this Agreement to the Secured Party in and to the Pledged Collateral (and all right, title and interest represented by the Pledged Collateral) against the claims and demands of all Persons whomsoever, but nothing contained herein shall prevent the Company from issuing additional Equity Interests. Pledgor agrees, at any time, and from time to time, at the expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments, and take all further action that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral as set forth in Article V hereof.

4.2          Voting Rights. If an Event of Default shall have occurred and be continuing and the Secured Party shall have notified Pledgor of the Secured Party’s intention to exercise its voting power under this Section 4.2, Pledgor agrees:

(a)           that the Secured Party may exercise (to the exclusion of Pledgor) the voting power to the extent, if any, provided in the Operating Agreement, and all other incidental rights of ownership with respect to the Pledged Collateral and Pledgor hereby grants the Secured Party, from the date hereof until the Payment in Full of the Secured Obligations, an irrevocable proxy, coupled with an interest exercisable under such circumstances, to vote such Pledged Collateral; and

(b)           promptly to deliver to the Secured Party such additional proxies and other documents as may be necessary to allow the Secured Party to exercise such voting power.

All payments and proceeds which may at any time and from time to time be held by Pledgor but which Pledgor is obligated to deliver to the Secured Party shall be held by Pledgor separate and apart from its other property in trust for the Secured Party. Unless an Event of Default shall have occurred and be continuing and the Secured Party shall have given the notice referred to in this

Section 4.2, Pledgor shall have the exclusive voting power with respect to the Pledged Collateral and the Secured Party shall, upon the written request of Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Pledgor which are necessary to allow Pledgor to exercise voting power with respect to the Pledged Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken by Pledgor that would impair any Pledged Collateral or be inconsistent with or violate any provision of the Note or any other Loan Document (including this Agreement) or that would amend or modify the Operating Agreement without the prior written consent of the Secured Party.

4.3          Filings; Recordings. Pledgor authorized the Secured Party to file such financing statements and Pledgor shall execute and deliver certificates evidencing the Pledged Collateral, together with assignments in blank, and shall execute and deliver or cause to be file or registered any other documents (and Pledgor shall pay the cost of filing or recording the same in all public offices deemed necessary or appropriate by the Secured Party), and do such other acts and things, all as the Secured Party may from time to time reasonably request to establish and maintain a valid, perfected pledge of, and security interest in, the Pledged Collateral in favor of the Secured Party.

4.4          Notice Of This Agreement. Pledgor (i) shall notify the Company of the existence of this Agreement by sending to it a notice in substantially the form set forth in Exhibit B to this Agreement and (ii) shall cause the Company to execute and deliver to the Secured Party an initial transaction statement in substantially the form set forth in Exhibit C to this Agreement on the date hereof.

4.5          Maintenance Of Records. Subject to the provisions of Section 4.6, Pledgor shall keep at its address indicated on Schedule I all its records concerning the Pledged Collateral.

4.6          Notice Of Change Of Address; Change of Jurisdiction of Registration. Pledgor shall furnish to the Secured Party prior written notice of any change in the address of Pledgor’s principal place of business or chief executive office (as described on Schedule I) or in the name of Pledgor. Pledgor shall not change its state of registration from the State of Delaware without the prior written consent of the Secured Party.

4.7          Information. Pledgor shall furnish to the Secured Party such information concerning the Pledged Collateral as the Secured Party may from time to time reasonably request, and will permit the Secured Party and its designees, from time to time during normal business hours, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Pledgor which pertain to the Pledged Collateral, and shall upon the request of the Secured Party, deliver to the Secured Party copies of all of such records and papers.

4.8          No Amendment of Operating Agreement or Other Organizational Documents. Pledgor shall not enter into any amendment or supplement to, or modification or waiver of, any term or provision of the Operating Agreement or any other organizational documents of the Company, including to provide that the membership interests, units or limited liability company interests in the Company are not securities governed by Article 8 of the UCC or otherwise “opt out” of the UCC, without the prior written approval of the Secured Party or except as otherwise expressly permitted by the Note.

4.9          Notice Of Dissolution. Pledgor shall promptly notify the Secured Party in writing upon learning of the occurrence of any event which might or would cause termination and/or dissolution of the Company.

ARTICLE V

THE SECURED PARTY

5.1          The Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints the Secured Party to be Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Secured Party’s discretion after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)           after the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

(b)           to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a), above; and

(c)           to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Pledged Collateral.

Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest; provided that the foregoing power of attorney shall terminate upon the Payment in Full of the Obligations.

5.2          The Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement for the benefit of itself and not for Pledgor and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor pursuant to Section 6.5.

5.3          The Secured Party Has No Duty. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. The Secured Party shall have no duty as to any Pledged Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. Without limiting the generality of the preceding sentence, the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the

Pledged Collateral if it takes such action for that purpose as Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default. Failure of the Secured Party to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI

DEFAULTS AND REMEDIES

6.1          Events Of Default. It shall be an “Event of Default” hereunder if any Event of Default (as defined in the Note) shall occur.

6.2          Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a)           The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Pledged Collateral) and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           The Secured Party may:

(i)            transfer all or any part of the Pledged Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Pledged Collateral is subject to the Lien hereunder;

(ii)           notify the parties obligated on any of the Pledged Collateral to make payment to the Secured Party of any amount due or to become due thereunder;

(iii)         enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(iv)          endorse any checks, drafts, or other writings in Pledgor’s name to allow collection of the Pledged Collateral;

(v)            take control of any proceeds of the Pledged Collateral; and

(vi)          execute (in the name, place and stead of Pledgor) endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

(c)           If, at any time when the Secured Party shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), the Secured Party may, in its discretion (subject only to applicable requirements of law), sell such  Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable, but subject to the other requirements of this Section 6.2(c), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Secured Party may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 6.2(c), if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Secured Party shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Secured Party may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(d)           Pledgor agrees that a breach of any covenants contained in this Article VI with the effect of denying the Secured Party the realization of the practical benefits to be provided by this Agreement will cause irreparable injury to the Secured Party, that in such event the Secured Party would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that in such event each and every covenant contained in this Article VI shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable.

6.3          Compliance With Restrictions. Pledgor agrees that in any sale of any of the Pledged Collateral, whether at a foreclosure sale or otherwise, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to Pledgor for any discount allowed by the reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

6.4          Application Of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be applied, first, to the payment of all reasonable costs and expenses of holding and selling the Pledged Collateral, including attorneys’ fees and expenses, fees of any accountants and court costs; second, to the full and complete payment of all of the Secured Obligations other than the unpaid principal balance of the Obligations; and third, to the full and complete payment of the unpaid principal balance of the Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after Payment in Full of all of the Secured Obligations shall be paid over to Pledgor or as required by law.

6.5          Indemnity And Expenses. Pledgor hereby indemnifies and holds harmless the Secured Party from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting solely from the gross negligence or willful misconduct of the Secured Party. Upon demand, Pledgor shall pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents (including attorneys’ fees and expenses, whether related to a suit or action or any reviews of or appeals from a judgment or decree therein or in connection with non-judicial action) which the Secured Party may incur in connection with (a) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (b) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (c) the failure by Pledgor to perform or observe any of the provisions hereof.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.1          Loan Document. This Agreement is a Loan Document executed pursuant to the Note and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

7.2          The Pledged Collateral. Pledgor acknowledges that it has, independently of and without reliance on the Secured Party, made its own credit analysis of the Company and performed its own legal review of this Agreement and the other Loan Documents and is not relying on the Secured Party with respect to any of the aforesaid items. Pledgor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Pledgor’s risks hereunder. The Secured Party makes no representation of its interest in, or the priority or perfection of the Secured Party’s security interest in and to, any of the Pledged Collateral.

7.3          Reinstatement. This Agreement shall remain in full force and effect and continue to be effective if at any time payment of the Secured Obligations, or any part thereof, is, pursuant to applicable law, avoided, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as through such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored, or returned, the Secured Obligations, shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored, or returned.

7.4          Amendments; Waivers. No amendment to or waiver of any provision of this Agreement nor consent to any departure by Pledgor from any provision in this Agreement shall in any event be effective unless the same shall be in writing and signed by the Secured Party and Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

7.5          Protection Of Pledged Collateral. The Secured Party may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Secured Party may from time to time take any other action which the Secured Party reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of its security interest therein, all such actions being for the express benefit of the Secured Party and not Pledgor.

7.6          Addresses For Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature on this Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

7.7          Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Secured Party is hereby authorized, at any time and from time to time, without notice to Pledgor (any such notice being expressly waived by Pledgor), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Secured Party or any of its affiliates to or for the credit of the account of Pledgor against the Secured Obligations of Pledgor to the Secured Party now or hereafter existing irrespective of whether or not the Secured Party shall have made any demand under this Agreement, the Note or any of the other Loan Documents, and although such obligations may be unmatured. The rights of the Secured Party under this Section 7.7 are in addition to all other rights and remedies (including other rights of set-off) which the Secured Party may have. Pledgor grants to the Secured Party a security interest in any and all such deposit accounts as security for satisfaction of the foregoing obligations.

7.8          Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

7.9          Severability; Headings. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

7.10        Counterparts. This Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto.

7.11        Governing Law; Entire Agreement. IN ACCORDANCE WITH SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

7.12        Waiver of Jury Trial. PLEDGOR AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

PLEDGOR:		ADVANCED BIOENERGY, LLC, a Delaware limited liability company

	By:	/s/ Revis L. Stephenson III

	Printed Name:	Revis L. Stephenson III

	Title:	Chairman & CEO

Address for Notices:

10201 Wayzata Blvd., Suite 250
Minneapolis, MN 55305
Attn: Revis L. Stephenson III, Chief Executive Officer
Telephone No.: (763) 226-2701
Facsimile No.: (763) 226-2728

ACCEPTED AND		PJC CAPITAL LLC,
ACKNOWLEDGED BY:		a Delaware limited liability company

	By:	/s/ Scott LaRue

	Printed Name:	Scott LaRue

	Title:	MD

Address for Notices:

c/o Piper, Jaffray & Co.
1950 University Avenue, Suite 200
Menlo Park, CA 94303
Attn: Scott R. La Rue, Managing Director
Telephone No.: (650) 838-1407
Facsimile No.: (650) 383-1419

SCHEDULE I

TO PLEDGE AGREEMENT

Address of the Location of Pledgor’s Records Concerning the Pledged Collateral:

10201 Wayzata Blvd., Suite 250

Minneapolis, MN  55305

Address of Pledgor’s Location (meaning its place of business, if it has one, or its chief executive office if it has more than one place of business):

10201 Wayzata Blvd., Suite 250

Minneapolis, MN  55305

EXHIBIT A

TO PLEDGE AGREEMENT

I. ABE FAIRMONT, LLC (the “Limited Liability Company”):

Name of the Limited Liability Company, State of Organization and Registration, Description of Operating Agreement, and Filing Information		Pledgor’s Interest in the
Concerning Articles of Organization		Limited Liability Company #1

1.	Name of the Limited Liability Company: ABE FAIRMONT, LLC	100.0% of the membership units in the Limited Liability Company (being an 100.0% interest in the profits of the Limited Liability Company and being represented by Certificates No. 1

2.	State of Organization and Registration:

Delaware

3.	Description of Operating Agreement:

Limited Liability Company Agreement of the Company dated as of September 25, 2006, as amended by that Amendment to Limited Liability Company Agreement dated as of October 4, 2007

4.	Filing Information:

Filed with the Delaware Secretary of State on September 22, 2006

EXHIBIT B

NOTICE OF PLEDGE AGREEMENT

TO:         ABE FAIRMONT, LLC,

a Delaware limited liability company (the “Company”)

Notice is hereby given that, pursuant to the Pledge Agreement (an unexecuted copy of which is attached hereto) of even date herewith (the “Pledge Agreement”), made by Advanced BioEnergy, LLC, a Delaware limited liability company (“Pledgor”), in favor of PJC Capital LLC (the “Secured Party”), as defined in the Secured Term Loan Note dated of even date herewith (as the same may hereafter be amended, modified, supplemented or restated, the “Note”) by and among Pledgor, as borrower, and the Secured Party, as lender, Pledgor has pledged and assigned to the Secured Party, and granted to the Secured Party a continuing security interest in and to all right, title and interest of Pledgor, whether now existing or hereafter arising or acquired, in, to and under the Limited Liability Company Agreement of the Company dated as of September 25, 2006, as amended by that Amendment to Limited Liability Company Agreement dated as of October 4, 2007 (as so amended and as the same may hereafter from time to time be further amended modified, supplemented or restated, the “Operating Agreement”), including Pledgor’s rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Company (including specific properties of the Company upon dissolution and otherwise) in respect of any and all of the following:

(a)           All membership interests now owned or hereafter acquired by Pledgor in the Company as a result of exchange offers, direct investments or contributions or otherwise;

(b)           All other Equity Interests (as defined in the Note), including all voting trust certificates from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares; and

(c)           The rents, issues, profits, returns, income, allocations, distributions and proceeds of and from any and all of the foregoing.

Pursuant to the Pledge Agreement, the Company is hereby authorized and directed (i) to register on the Company’s books Pledgor’s pledge of the Pledged Collateral (as such term is defined in the Pledge Agreement and including Pledgor’s membership interests in the Company) to the Secured Party, (ii) to make direct payment to the Secured Party of any amounts due or to become due Pledgor under the Operating Agreement, if so notified by the Secured Party or Pledgor, and (iii) to otherwise comply with instructions originated by the Secured Party without further consent of Pledgor.

Pledgor hereby requests the Company to indicate the Company’s acceptance of this Notice of Pledge Agreement and consent to and confirm its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Secured Party.

Dated:  October 17, 2007

PLEDGOR:		ADVANCED BIOENERGY, LLC,
a Delaware limited liability company

By:

Printed Name:

Title:

ACCEPTANCE OF NOTICE OF PLEDGE AGREEMENT
AND CONSENT TO PLEDGE AGREEMENT

The undersigned (the “Company”) hereby accepts this Notice of Pledge Agreement and consents to and confirms the terms and provisions of such Notice of Pledge Agreement and acknowledges and consents to the pledge and assignment by Pledgor to the Secured Party, and grant to the Secured Party, of a continuing security interest in and to all right, title and interest of Pledgor, whether now existing or hereafter arising or acquired, in, to and under the Operating Agreement pursuant to the Pledge Agreement, as more fully described (and as such terms are defined) in the Notice of Pledge.

ABE FAIRMONT, LLC, a Delaware limited liability company

By:

Printed Name:

Title:

EXHIBIT C

TO PLEDGE AGREEMENT

[FORM OF INITIAL TRANSACTION STATEMENT]

TO:         PJC Capital LLC (the “Secured Party”)

1950 University Avenue, Suite 200

Menlo Park, CA  94303

Attention:              Scott LaRue

RE:          Membership Interests in

ABE Fairmont, LLC, a

Delaware limited liability company

(the “Company”)

1.             Registration Of Pledge. This is to confirm registration by the Company of the pledge of the entire right, title and interest in and to 100.0% of Membership Interests (the “Interest”) held in the Company and owned of record by ABE Fairmont, LLC, a Delaware limited liability company (the “Pledgor”), as a member of the Company (being a 100.0% interest in the profits of the Company), to the Secured Party listed above. Such pledge was registered on October 17, 2007. The name and address of the registered owner of the Interest is:  Advanced BioEnergy, LLC, with an address of 10201 Wayzata Blvd., Suite 250, Minneapolis, MN  55305.

2.             Liens, Adverse Claims And Restrictions.

(a)           The Interest is subject to all of the terms of the operating agreement and articles of organization of the Company, and of applicable laws. The Interest may not be transferred without compliance with the provisions of the Limited Liability Company Agreement of the Company dated as of September 25, 2006, as amended by that Amendment to Limited Liability Company Agreement dated as of October 4, 2007, and compliance with applicable federal and state securities laws.

(b)           At the time of registration of the pledge described above, the Interest was not subject to any liens or restrictions or any adverse claims as to which the Company has a duty.

This Statement is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this Statement, of itself, confers no rights on the recipient. This Statement is neither a negotiable instrument nor a security.

Dated:  October 17, 2007

ABE FAIRMONT, LLC,
a Delaware limited liability company

By:

Printed Name:

Title: